                                                                      Exhibit 21

       Cambridge Technology Partners (Massachusetts), Inc. Subsidiary List



----------------------------------------------------------------------------------------------------------------------
                                                                                         State (Country)      % of
                              Company                                                         of Inc.       ownership
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Cambridge Management Consulting, Inc.                          CA (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners-Enterprise Resource Solutions, Inc.                            CA (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (International), Inc.                                          DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Latin America), Inc.                                          DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Europe), Inc.                                                 DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Asia), Inc.                                                   DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Capital Management, Inc.                                                DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology CGP, Inc.                                                               DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Empirical Acquisition Corp.                                                                  DE (USA)          85%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Puerto Rico), Inc.                                            DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge PCHL L.L.C.                                                                        DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Excell Data Corporation                                                                      DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Capital Fund I, L.P.                                                    DE (USA)          24%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology GPLP, L.P.                                                              DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Securities Corporation                                         DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (UK), Inc.                                                     DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Peter Chadwick USA, Inc.                                                                     DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Peter Chadwick (Training) Limited                                                               UK            100%
----------------------------------------------------------------------------------------------------------------------
PCH Investments Limited                                                                         UK            100%
----------------------------------------------------------------------------------------------------------------------
IOS Gruppen AB                                                                                Sweden          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Scandinavia AB                                                  Sweden          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners PTY Limited                                                   Australia         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Netherlands B.V.                                             Netherlands        100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Benelux, Inc.                                                  DE (USA)         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Limited                                                         Canada          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners India Private Limited                                           India           100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners do Brasil s/c Ltda                                              Brazil          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (United Kingdom) Ltd.                                             UK            100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Benelux) BV                                                 Netherlands        100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting Holdings Limited                                                UK            100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting Limited                                                         UK            100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting N.V.                                                       Netherlands        100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting Netherlands Holdings B.V.                                  Netherlands        100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting GmbH                                                         Germany          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Management Consulting S.A.                                                          France          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Mexico) S.A. de C.V.                                           Mexico          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Services S.A. de C.V.                                           Mexico          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Colombia S.A.                                                  Colombia         100%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Switzerland) Natsoft SA                                     Switzerland        100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Venezuela)                                                   Venezuela         100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Deutschland GmbH                                               Germany          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners Ireland LTD                                                    Ireland          100%
----------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners (Japan) KK                                                      Japan           100%
----------------------------------------------------------------------------------------------------------------------